ENDEAVOR IP

Endeavor IP, Inc.
(OTC Markets: ENIP)

Investor Presentation - December 2013

Cautionary Note Regarding Forward Looking Statements

This presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "believe," "estimate," "expect," "goal," "intend," "plan," "project," "seek," "target," and variations of such words and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to certain risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed by the forward-looking statements, including, but not limited to, the following: general economic, industry and market sector conditions; the Company's future growth and the ability to obtain additional financing to implement the Company's growth strategy; the ability to anticipate and respond to industry trends and preferences; intense competition. In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Company Snapshot

Fusing Investment Strategy, Technology and Best Practices in the Monetization of Patents

• Fiscal Year End:	October 31
• Symbol:	OTC Markets: ENIP
• Stock Price:	$0.75
• 52-Week Range:	$0.18 - $1.28
• Average Daily Volume:	500,000 shares
• Shares Outstanding:	42.8mm
• Market Cap:	$35mm
• Debt:	$1.9mm

CHARTING THE COURSE FOR A BRIGHTER FUTURE IN THE BURGEONING PATENT SECTOR

Investment Highlights

- Hot Sector of IP Patent Monetization
- Relationships & Network for Access to High-Quality, Non-Marketed Patent Deals
- Background & Experience to Analyze and Implement Monetization Plan
- Expertise in Managing Litigation/Licensing
- Employment of Portfolio Risk Mitigation Techniques

IP Monetization

- Growth
  - Huge market of underutilized IP
- Unregulated
  - No traditional government oversight
- Portfolio Diversification
  - Exposure to a wide range of technology areas

Management & Board

- **Cameron Gray – CEO**
  - 2009 – 2012, served as Senior VP of ICAP Patent Brokerage
  - 2006 – 2009, served as Director of IPXI and Ocean Tomo
  - Background spans patent law, investment/finance and technical fields
- **Andrew Uribe – Director**
  - 2006 – present, served as President and Director of Emy's Salsa AJI Distribution Company
  - 1999 – present, served as President of Calima Group
  - Background includes clinical forensics, chemistry and point-of-care medical screening

Business Strategy

- Identify Emerging Growth Areas Relying on Patented Technologies
- Form Alliances with Owners of Core, Patented Technologies
- Efficiently Evaluate Patented Technologies for Acquisition, Licensing & Enforcement
- Acquire the Rights to Patented Technologies
- Successfully License & Enforce Patents with Significant Royalty Potential

Patents Owned

Number	Title	Issue Date	Filing Date	Earliest Priority Date
7,379,981	Wireless Communication Enabled Meter and Network	May 27, 2008	Jan. 2, 2002	Jan. 2, 2002
8,019,836	Wireless Communication Enabled Meter and Network	Sep. 13, 2011	Feb. 13, 2008	Jan. 2, 2002
7,990,133	Non-Intrusive Electric Alternating Current Sensor	Aug. 2, 2011	Apr. 6, 2009	Apr. 6, 2009
7,336,201	Remote Access Energy System and Method	Feb. 26, 2008	Jul. 8, 2005	Jul. 9, 2004

License & Settlement Agreements

- 10/8/13 – 4th License & Settlement Agreement with a Leading Communications Provider in the Energy Industry

Filed Patent Infringement Lawsuits

- Wireless Communication Enabled Meter & Network (4 as of November 11, 2013)
  - 10/15/13 in the U.S. District Court for the District of Delaware against Aclara Technologies, Inc. & Sensus USA, Inc.
  - 8/13/13 in the U.S. District Court for the District of Delaware against Itron, Inc. & Elster Solutions, LLC
- Remote Access Energy Meter System & Method (1 as of November 11, 2013)
  - 9/17/13 in the U.S. District Court for the Southern District of New York against Con Edison Solutions, Inc.

Public Company Valuations

Company	Stock Symbol	Valuation
InterDigital	IDCC	$1.3 Billion
VirnetX	VHC	$1.1 Billion
Tessera Technologies	TSRA	$1.0 Billion
Acacia Research	ACTG	$715 Million
Pendrell	PCO	$575 Million
ParkerVision	PRKR	$325 Million
Vringo	VRNG	$260 Million
Unwired Planet	UPIP	$135 Million
Spherix	SPEX	$115 Million
Network-1 Technologies	NTIP	$50 Million
Endeavor IP	**ENIP**	**$35 Million**
Marathon Patent Group	MARA	$30 Million
Document Security Systems	DSS	$20 Million

Cap Table

- 42.8mm basic shares
- 0.5mm options
  - Weighted average exercise price of $0.75
- 43.3mm fully-diluted
- $1.5mm Note Payable, Long-Term
- $0.4mm Note Payable, Short-Term

Fixed Overhead

$45,000/Month

- CEO $6,700
- CFO $5,000
- Legal $7,500
- Auditor $3,500
- Administration $6,000
- Consulting $7,000
- Director Fee $750
- Hayden IR $6,000
- Travel & Entertainment $2,500

Investment Highlights

- Hot Sector of IP Patent Monetization
- Relationships & Network for Access to High-Quality, Non-Marketed Patent Deals
- Background & Experience to Analyze and Implement Monetization Plan
- Expertise in Managing Litigation/Licensing
- Employment of Portfolio Risk Mitigation Techniques

Endeavor IP, Inc.
(OTC Markets: ENIP)

Investor Presentation - November 2013

Contacts

Cameron Gray

CEO

650-440-5240

cgray@enip.com

Stephen Hart

Capital Markets Advisory

917-658-7878

hart@haydenir.com